SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):
August 1, 2012

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-32373 (Commission File Number)	27-0099920 (IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA (Address of principal executive offices)	89109 (Zip Code)

Registrant’s telephone number, including area code:  (702) 414-1000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[   ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 1, 2012, Sands China Ltd. (“SCL”), a subsidiary of Las Vegas Sands Corp. with ordinary shares listed on The Stock Exchange of Hong Kong Limited (the “SEHK”), filed an announcement (the “Announcement”) with the SEHK stating that SCL’s subsidiary, Venetian Macau Limited (“VML”), has received a notification from the Office for Personal Data Protection of the Government of the Macao Special Administrative Region of the People’s Republic of China (the “OPDP”) indicating that the OPDP has launched an official investigation procedure in relation to the alleged transfer from Macao by VML to the United States of America of certain data.  The Announcement is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	SCL announcement, dated August 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   August 1, 2012

LAS VEGAS SANDS CORP.

By:	/s/ Ira H. Raphaelson
Name: Ira H. Raphaelson
Title: Executive Vice President and Global General Counsel

INDEX TO EXHIBITS

99.1	SCL announcement, dated August 1, 2012.